May __, 2007

WaferGen Bio-systems, Inc.
9454 Wilshire Boulevard, Suite 301
Beverly Hills, CA. 90212

Attention: Matthew Markin, President

Dear Sir:

Reference is made to those discussions among WaferGen, Inc., a Delaware corporation (“WaferGen”), and WaferGen Bio-systems, Inc., a Nevada corporation (the “Company”), relating to a proposed business combination between WaferGen and the Company and a related private placement financing (the “Transactions”). In connection with the Transactions, the Company and WaferGen contemplate entering into a proposed Merger Agreement (the “Merger Agreement”) pursuant to which WaferGen’s stockholders shall receive common stock, par value $0.001 per share, of the Company (the “Common Stock”) in consideration for shares of WaferGen held by them at the effective time of the merger. In consideration of the Company and WaferGen entering into the Transactions, the undersigned hereby agrees as follows:

1. The undersigned hereby covenants and agrees, except as provided herein, not to (1) offer, sell, contract to sell, grant any option to purchase, hypothecate, pledge, or otherwise dispose of or (2) transfer title to (a “Prohibited Sale”) any of the shares (the “Acquired Shares”) of Common Stock acquired by the undersigned pursuant to or in connection with the Merger Agreement, during the period commencing on the “Closing Date” (as that term will be defined in the Merger Agreement) and ending on the 24-month anniversary of the Closing Date (the “Lockup Period”), without the prior written consent of the Company. Notwithstanding the foregoing, the undersigned shall be permitted from time to time during the Lockup Period, without the prior written consent of the Company, as applicable, (i) to engage in transactions in connection with the undersigned’s participation in the Company’s stock option plans, (ii) to transfer all or any part of the Acquired Shares to any family member, for estate planning purposes, or to an affiliate thereof (as such term is defined in Rule 405 under the Securities Exchange Act of 1934, as amended), provided that such transferee agrees in writing with the Company to be bound hereby, or (iii) to participate in any transaction in which holders of the Common Stock of the Company participate or have the opportunity to participate pro rata, including, without limitation, a merger, consolidation or binding share exchange involving the Company, a disposition of the Common Stock in connection with the exercise of any rights, warrants or other securities distributed to the Company’s stockholders, or a tender or exchange offer for the Common Stock, and no transaction contemplated by the foregoing clauses (i), (ii) or (iii) shall be deemed a Prohibited Sale for purposes of this Letter Agreement.

2. Notwithstanding the provisions of Section 1 above, during the period commencing twelve (12) months after the Closing Date and continuing until the expiration of the Lockup Period, the undersigned may sell under Rule 144 of the Securities Act of 1933, as amended, such number of Acquired Shares as do not exceed, in the aggregate, 10% of the undersigned’s holdings of Acquired Shares as of the Closing Date.

3. This Letter Agreement shall be governed by and construed in accordance with the laws of the Nevada.

4. This Letter Agreement will become a binding agreement among the undersigned and the Company as of the Closing Date. In the event that no closing occurs under the Merger Agreement, this Letter Agreement shall be null and void. This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

Very truly yours,

Print Name:

Address: ______________________________________
Number of shares of Common Stock owned: __________
Certificate Numbers: _____________________________

[Company signature on the following page]

Accepted and Agreed to:

WaferGen Bio-systems, Inc.

By: Matthew Markin, President